UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23894

Exact name of registrant as specified in charter:	PGIM Credit Income Fund

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2023

Date of reporting period:	12/31/2023

Item 1 – Reports to Stockholders

PGIM CREDIT INCOME FUND

ANNUAL REPORT

DECEMBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Credit Income Fund informative and useful. The report covers performance from the Fund’s inception on December 11, 2023 through December 31, 2023.

Despite elevated inflation, recession fears, and a banking industry crisis, financial markets rallied and the global economy remained resilient throughout 2023. Employers continued hiring, consumers continued spending, and home prices rose as inflation eventually cooled and the economic outlook improved.

Stocks rose for much of 2023 and then surged late in the year when the Federal Reserve (the Fed) signaled several potential interest-rate cuts in 2024. For all of 2023, equities in both US and international markets posted gains.

After falling much of 2023, bond markets rebounded when the Fed began moderating its rate-hiking cycle. Higher interest rates also offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains during 2023.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Credit Income Fund

February 15, 2024

PGIM Credit Income Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 12/31/23 Since Inception (%)
Class A

(without sales charges)	1.26 (12/11/2023)

Class C

(without sales charges)	1.22 (12/11/2023)

Class Z

(without sales charges)	1.27 (12/11/2023)

ICE BofA US 3-Month Treasury Bill Index	0.47

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date. Total returns are based on changes in net asset value. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

Past performance does not predict future performance. Total returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund’s applicable sales charges, redemption fees and distribution and service fees are described for each share class in the table below.

	Class A	Class C	Class Z

Maximum initial sales charge	3.25% of the public offering price	None	None

Redemption Fee	2.00%	2.00%	2.00%

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None

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Benchmark Definition

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Credit Income Fund 5

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Credit Income Fund’s Class Z shares returned 1.27% based on net asset value from the Fund’s inception on December 11, 2023 through December 31, 2023 (the reporting period).

What were the market conditions?

•

As the reporting period drew to a close, the US 10-year Treasury yield dropped from 5% to a 3% handle in a matter of weeks, while credit spreads tightened as expectations of an economic soft landing and a dovish central bank pivot gathered steam. (When central banks raise interest rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing. When they raise rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing.) (A dovish view indicates a looser monetary policy supported by holding interest rates steady or lowering them.) Economic data remained resilient, with the Consumer Price Index continuing to trend lower and macroeconomic risks in the US generally appearing to fade.

•

US high yield bond yields rallied into the end of the reporting period, with spreads tightening sharply as risk assets benefited from increasingly benign inflation data, better-than-feared third-quarter corporate earnings, dovish comments from the US Federal Reserve (the Fed), and the expectation that there will be a pivot to rate cuts sometime in 2024.

•

US bank loans also gained in the last few weeks of the reporting period amid a lack of net new supply, year-end paydowns, ongoing collateralized loan obligation (CLO) demand, inflows into bank loan exchange-traded funds, and high all-in coupons.

•

Securitized credit spreads tightened in December, with US CLO spreads seeing material tightening across the capital structure and high-quality commercial mortgage-backed securities (CMBS) seeing a large month of outperformance compared to corporates.

•

Meanwhile, emerging market debt spreads tightened meaningfully into the end of the reporting period amid a constructive backdrop of declining inflation, a likely pivot from the Fed, and mildly positive economic growth.

What worked?

•

Overall, sector allocation and security selection both contributed to the Fund’s performance over the reporting period. Within sector, allocations to high yield bonds, bank loans, and CLOs were the largest contributors. Within security selection, high yield bonds, emerging markets, CMBS, and investment-grade corporates added.

•	Within credit, positioning in cable & satellite, foreign non-corporates, and automotive contributed the most to the Fund’s performance.

•	Tactical yield curve positioning also contributed to the Fund’s performance, as US Treasury yields declined, and the curve became less inverted. (A yield curve is a line

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graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

What didn’t work?

•

Duration positioning was the largest detractor from the Fund’s performance during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Within credit, selections in upstream energy, healthcare & pharmaceuticals, and gaming/lodging/leisure detracted from the Fund’s performance.

Did the Fund use derivatives?

The Fund used credit index derivatives (CDX) to manage its overall risk profile during the reporting period, the impact of which was positive. In addition, the Fund traded foreign-exchange derivatives, which had no impact over the period.

Current outlook

•

In the near term, PGIM Fixed Income anticipates some consolidation or reversal of the recent drop in rates. Similarly, credit spreads tightened dramatically as the reporting period ended, leaving the potential for credit spread widening early in 2024 as the market digests its gains. However, PGIM Fixed Income expects long-term returns to remain positive.

•

Despite the fourth-quarter’s compression in credit spreads, PGIM Fixed Income believes exposure to credit beta should continue adding value as central banks shift toward easing policy rates. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Similarly, PGIM Fixed Income believes there remains a range of opportunities to generate alpha through active management. (Alpha is a measure of an investment’s active return compared to a market or index.)

•

Within securitized credit, PGIM Fixed Income continues to favor senior tranches, given their attractive risk-adjusted returns and robust structural protections. Spreads at the top of the capital structure appear likely to remain rangebound, making carry the dominant theme in 2024. PGIM Fixed Income currently remains positioned in shorter spread duration assets at the top of the capital structure, while staying selective and tactical on more credit-sensitive investments.

•

While constructive on high yield on a total return basis, PGIM Fixed Income is less constructive on an excess return basis but expects increased credit dispersion to lead to more alpha-generating opportunities.

•

While PGIM Fixed Income’s outlook is tempered by recession risk and price volatility, it expects bank loans to post positive total returns in 2024. Given the more challenging fundamental backdrop, PGIM Fixed Income favors public, BB-rated, and high single-B-rated loans over sponsor-owned, low single-B-rated, and CCC-rated loans, as those lower-quality loans are likely to be most impacted by higher interest rates.

PGIM Credit Income Fund 7

Strategy and Performance Overview* (continued)

•

While emerging market spreads tightened meaningfully into the end of the reporting period, PGIM Fixed Income expects them to tighten further. Spreads remain wide compared to historical levels in some credit segments—as well as to other spread asset classes—and are contributing to elevated yields. In PGIM Fixed Income’s view, even in the event of a recession, the high carry and duration component of the asset class should be enough to offset any potential spread widening for positive total return.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Schedule of Investments

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 89.5%

ASSET-BACKED SECURITIES 15.3%

Automobiles 1.3%

Santander Bank Auto Credit-Linked Notes,
Series 2023-B, Class G, 144A	17.128%	12/15/33	900	$902,252

Collateralized Loan Obligations 14.0%

Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class D, 144A, 3 Month SOFR + 3.962% (Cap N/A, Floor 3.700%)	9.377(c)	01/20/34	1,100	1,044,512
KKR CLO Ltd. (United Kingdom),
Series 2022-43A, Class DR, 144A, 3 Month SOFR + 4.950% (Cap N/A, Floor 4.950%)	10.295(c)	01/15/36	2,000	2,000,000
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class DR, 144A, 3 Month SOFR + 4.012% (Cap N/A, Floor 4.012%)	9.382(c)	06/20/34	2,000	1,899,554
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-04A, Class D1R, 144A, 3 Month SOFR + 3.612% (Cap N/A, Floor 3.350%)	9.027(c)	10/20/32	1,000	999,411
Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class D, 144A, 3 Month SOFR + 5.050% (Cap N/A, Floor 5.050%)	10.387(c)	01/20/36	1,000	1,000,000
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class D1R, 144A, 3 Month SOFR + 5.150% (Cap N/A, Floor 5.150%)	10.468(c)	01/20/36	2,000	2,000,000
Trinitas CLO Ltd. (Cayman Islands),
Series 2023-26A, Class D, 144A, 3 Month SOFR + 4.500% (Cap N/A, Floor 4.500%)	9.818(c)	01/20/35	1,000	1,000,000

				9,943,477

TOTAL ASSET-BACKED SECURITIES (cost $10,834,032)				10,845,729

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.6%

BPR Trust,
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)	7.826(c)	09/15/38	1,000	957,943
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	6.976(c)	03/15/36	1,000	906,678

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,870,053)				1,864,621

See Notes to Financial Statements.

PGIM Credit Income Fund 9

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS 43.9%

Advertising 0.9%

Summer BC Holdco A Sarl (Luxembourg), Gtd. Notes	9.250%	10/31/27	EUR	653	$639,699

Agriculture 0.4%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29		350	320,427

Apparel 0.7%

Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29		600	473,621

Auto Parts & Equipment 0.7%

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28		550	470,189

Banks 2.7%

Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)		1,000	941,730
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)		1,000	963,277

					1,905,007

Building Materials 0.4%

JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25		325	315,397

Chemicals 2.4%

Monitchem HoldCo 3 SA (Luxembourg),
Sr. Sec’d. Notes	8.750	05/01/28	EUR	600	674,554
Syensqo SA (Belgium), Jr. Sub. Notes	2.500(ff)	12/02/25(oo)	EUR	1,000	1,047,351

					1,721,905

Commercial Services 1.3%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		950	946,076

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Computers 0.5%

McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375%	02/15/30		350	$320,449

Electric 0.5%

Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		350	325,068

Energy-Alternate Sources 0.4%

Energo-Pro A/S (Czech Republic),
Sr. Unsec’d. Notes	8.500	02/04/27		280	273,875

Engineering & Construction 0.5%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		400	343,672

Entertainment 3.9%

Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	10/15/29		700	632,824
LHMC Finco 2 Sarl (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 7.250% or PIK 8.000%	7.250	10/02/25	EUR	950	1,040,100
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30		500	467,320
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29		675	637,566

					2,777,810

Foods 1.5%

Bellis Finco PLC (United Kingdom),
Gtd. Notes	4.000	02/16/27	GBP	975	1,075,797

Healthcare-Services 0.7%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		600	492,543

Leisure Time 1.9%

Carnival Corp.,
Gtd. Notes, 144A	6.000	05/01/29		350	335,573

See Notes to Financial Statements.

PGIM Credit Income Fund 11

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	8.125%	01/15/29		650	$677,833
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27		325	316,063

					1,329,469

Lodging 0.9%

MGM Resorts International,
Gtd. Notes	4.750	10/15/28		650	618,395

Media 8.3%

Altice Finco SA (Luxembourg),
Sec’d. Notes	4.750	01/15/28	EUR	800	721,983
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31		750	655,234
CSC Holdings LLC,
Gtd. Notes, 144A	5.500	04/15/27		525	479,343
DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26		125	87,265
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		925	964,926
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes	4.875	01/22/30		250	214,828
Summer BidCo BV (Netherlands),
Sr. Unsec’d. Notes, Cash coupon 9.000% or PIK 9.750%	9.000	11/15/25	EUR	1,237	1,351,914
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/01/27		325	324,152
Virgin Media Vendor Financing Notes III DAC (United Kingdom),
Sr. Sec’d. Notes	4.875	07/15/28	GBP	925	1,081,166

					5,880,811

Mining 0.9%

New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27		625	630,469

Oil & Gas 5.8%

Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30		650	623,815

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	8.875%	01/13/33		350	$379,422
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	5.375	03/30/28		400	350,625
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	8.375	11/01/33		600	638,132
Petroleos Mexicanos (Mexico),
Gtd. Notes, MTN	8.750	06/02/29		300	289,050
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32		850	788,740
Wintershall Dea Finance 2 BV (Germany),
Gtd. Notes, Series NC8	3.000(ff)	07/20/28(oo)	EUR	1,100	1,058,235

					4,128,019

Pharmaceuticals 0.6%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28		525	453,277

Real Estate 0.4%

Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29		350	315,323

Real Estate Investment Trusts (REITs) 0.5%

MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27		400	328,144

Retail 3.4%

Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30		600	629,707
Douglas GmbH (Germany),
Sr. Sec’d. Notes	6.000	04/08/26	EUR	650	708,297
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	11.000	11/30/28	EUR	625	734,325
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29		350	318,110

					2,390,439

See Notes to Financial Statements.

PGIM Credit Income Fund 13

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications 1.8%

Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	10.500%	05/15/30		625	$609,933
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes	3.875	02/20/25	GBP	700	694,473

					1,304,406

Transportation 1.9%

GN Bondco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31		625	609,445
XPO, Inc.,
Gtd. Notes, 144A	7.125	02/01/32		750	773,525

					1,382,970

TOTAL CORPORATE BONDS (cost $30,421,571)					31,163,257

FLOATING RATE AND OTHER LOANS 25.0%

Aerospace & Defense 0.3%

Transdigm, Inc.,
Term Loan, 3 Month SOFR + 3.250%	8.600(c)	02/28/31		250	250,972

Airlines 1.0%

Air Canada (Canada),
Term Loan, 3 Month SOFR + 3.762%	9.139(c)	08/11/28		195	194,784
American Airlines, Inc.,
Initial Term Loan, 3 Month SOFR + 5.012%	10.411(c)	04/20/28		250	256,719
United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%	9.148(c)	04/21/28		249	249,889

					701,392

Auto Manufacturers 0.4%

American Trailer World Corp.,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.206(c)	03/03/28		205	200,168
Novae LLC,
Tranche B Term Loan, 6 Month SOFR + 5.000%	10.500(c)	12/22/28		100	96,172

					296,340

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment 0.7%

First Brands Group LLC,
2022-Ii Incremental Term Loan, 6 Month SOFR + 5.000%	10.881%(c)	03/30/27	259	$257,076
Tenneco, Inc.,
Term B Loan, 3 Month SOFR + 5.100%	10.459(c)	11/17/28	305	267,807

				524,883

Beverages 0.3%

Pegasus Bidco BV (Netherlands),
Facility Term Loan B2, 3 Month SOFR + 4.250%	9.644(c)	07/12/29	195	194,838

Building Materials 0.3%

CP Atlas Buyer, Inc.,
Term B Loan, 1 Month SOFR + 3.850%	9.193(c)	11/23/27	204	200,782

Chemicals 1.9%

Ascend Performance Materials Operations LLC,
2021 Refinancing Term Loan, 6 Month SOFR + 4.850%	10.317(c)	08/27/26	274	262,521
DuBois Chemicals Group, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 4.600%	9.843(c)	09/30/26	199	197,991
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	10.172(c)	06/28/28	215	197,585
LSF11 A5 HoldCo, LLC,
Incremental Term Loan, 1 Month SOFR + 4.350%	9.706(c)	10/15/28	199	199,831
Nouryon Finance BV,
Extended Dollar Term Loan, 3 Month SOFR + 4.100%	9.431(c)	04/03/28	195	194,998
Vantage Specialty Chemicals, Inc.,
First Lien 2023 Other Term Loan, 1 Month SOFR + 4.750%	10.073(c)	10/26/26	274	263,335

				1,316,261

Commercial Services 2.7%

Allied Universal Holdco LLC,
Amendment No. 3 Term Loan, 1 Month SOFR + 4.750%	10.072(c)	05/12/28	195	194,235
ArchKey Holdings, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 5.364%	10.707(c)	06/29/28	259	254,150
CoreLogic, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.614%	8.843(c)	06/02/28	290	281,372

See Notes to Financial Statements.

PGIM Credit Income Fund 15

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)

DS Parent, Inc.,
Term Loan	— %(p)	12/31/30	75	$71,438
Fly Funding II Sarl (Luxembourg),
Term B Loan, 3 Month LIBOR + 1.750%	7.380(c)	08/11/25	250	234,937
Indy US Holdco LLC,
Fifth Amendment Incremental Term Loan, 1 Month SOFR + 6.250%	11.606(c)	03/06/28	284	277,534
Learning Care Group (US) No. 2, Inc.,
Initial Term Loan, 3 Month SOFR + 4.750%	10.072(c)	08/11/28	195	195,878
The Hertz Corporation,
2023 Incremental Term Loan, 1 Month SOFR + 3.750%	9.082(c)	06/30/28	200	199,350
TruGreen LP,
Second Refinancing Term Loan (First Lien), 1 Month SOFR + 4.100%	9.343(c)	11/02/27	204	197,316

				1,906,210

Computers 1.2%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.193(c)	03/01/29	259	257,397
NCR Atleos, LLC,
Term B Loan, 1 Month SOFR + 4.850%	10.202(c)	03/27/29	315	313,228
Peraton Corp.,
First Lien Term B Loan, 1 Month SOFR + 3.850%	9.093(c)	02/01/28	249	249,594

				820,219

Diversified Financial Services 0.7%

Hudson River Trading LLC,
Term Loan, 1 Month SOFR + 3.114%	8.470(c)	03/20/28	199	198,614
Nuvei Technologies Corp. (Canada),
Term Loan	— (p)	12/19/30	325	324,594

				523,208

Electronics 0.3%

Roper Industrial Product,
Term Loan, 3 Month SOFR + 4.000%	9.350(c)	11/22/29	200	199,874

Engineering & Construction 0.8%

Brand Industrial Services, Inc.,
Tranche B Term Loan, 3 Month SOFR + 5.500%	10.877(c)	08/01/30	200	198,203

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Engineering & Construction (cont’d.)

Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 3.750%	9.126%(c)	07/02/29	199	$200,030
Osmose Utilities Services, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%	8.593(c)	06/23/28	200	199,400

				597,633

Entertainment 0.7%

Allen Media LLC,
Term B Loan, 3 Month SOFR + 5.650%	10.998(c)	02/10/27	359	319,271
J&J Ventures Gaming LLC,
Initial Term Loan, 3 Month SOFR + 4.262%	9.610(c)	04/26/28	199	197,370

				516,641

Environmental Control 0.6%

Action Environmental Group Inc., The,
Initial Term Loan, 3 Month SOFR + 4.500%^	9.847(c)	10/24/30	170	169,989
Term Loan^	— (p)	10/24/30	25	25,499
Madison IAQ LLC,
Initial Term Loan, 1 Month SOFR + 3.364%	8.591(c)	06/21/28	199	198,466

				393,954

Healthcare-Services 0.6%

RegionalCare Hospital Partners Holdings,
Term B Loan, 3 Month SOFR + 5.762%	11.168(c)	11/16/28	250	248,906
Surgery Center Holdings, Inc.,
Term Loan, 1 Month SOFR + 3.500%	8.830(c)	12/19/30	200	200,602

				449,508

Holding Companies-Diversified 0.4%

Belfor Holdings, Inc.,
Initial Tranche B-1 Term Loan, 1 Month SOFR + 3.750%	9.106(c)	11/01/30	275	276,031

Household Products/Wares 0.3%

Kronos Acquisition Holdings, Inc. (Canada),
Tranche B-1 Term Loan, 3 Month SOFR + 4.012%	9.133(c)	12/22/26	199	199,049

See Notes to Financial Statements.

PGIM Credit Income Fund 17

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.7%

Acrisure LLC,
Term Loan B 2020, 3 Month LIBOR + 3.500%	9.150%(c)	02/15/27	274	$273,308
Asurion LLC,
New B-11 Term Loan, 1 Month SOFR + 4.350%	9.680(c)	08/21/28	200	199,100

				472,408

Internet 0.4%

MH Sub I LLC,
2023 May New Term Loan, 1 Month SOFR + 4.250%	9.593(c)	05/03/28	264	259,479

Leisure Time 0.7%

Bombardier Recreational Products, Inc. (Canada),
2023 Replacement Term Loan, 1 Month SOFR + 2.750%	8.093(c)	12/13/29	250	249,844
Fender Musical Instruments Corp.,
Initial Term Loan, 1 Month SOFR + 4.100%	9.443(c)	12/01/28	239	233,142

				482,986

Machinery-Diversified 0.7%

CPM Holdings, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.843(c)	09/28/28	200	200,500
Innio North America Holdings,
Term Loan, 3 Month SOFR + 4.250%	9.560(c)	11/30/28	125	125,469
TK Elevator Gmbh (Germany),
Term B Loan, 6 Month SOFR + 3.928%	9.381(c)	07/30/27	200	199,799

				525,768

Media 0.6%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.862(c)	01/18/28	250	241,094
Univision Communications, Inc.,
2022 Incremental First-Lien Term Loan, 3 Month SOFR + 4.250%	9.650(c)	06/24/29	195	195,183

				436,277

Metal Fabricate/Hardware 0.8%

Crosby U.S. Acquisition Corp.,
First Lien Initial Term Loan, 1 Month SOFR + 4.850%	10.102(c)	06/26/26	200	199,938

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Metal Fabricate/Hardware (cont’d.)

Grinding Media, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 4.262%^	9.591%(c)	10/12/28	199	$197,495
Tank Holding Corp.,
Term Loan, 1 Month SOFR + 5.850%	11.206(c)	03/31/28	199	190,516

				587,949

Mining 0.3%

Arsenal Aic Parent LLC,
Term B Loan, 1 Month SOFR + 4.500%	9.832(c)	08/19/30	195	194,999

Packaging & Containers 1.1%

Clydesdale Acquisition Holdings, Inc.,
Term B Loan, 1 Month SOFR + 4.275%	9.598(c)	04/13/29	200	200,802
Mauser Packaging Solutions Holding Co.,
Term Loan, 1 Month SOFR + 4.000%	9.330(c)	08/14/26	195	195,023
ProAmpac PG Borrower LLC,
Term B Loan, PRIME + 3.500%	9.843(c)	09/15/28	195	195,000
Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Initial Term Loan, 3 Month SOFR + 4.262%	9.402(c)	09/15/28	199	198,798

				789,623

Pharmaceuticals 0.6%

Gainwell Acquisition Corp.,
Term B Loan, 3 Month SOFR + 4.100%	9.396(c)	10/01/27	254	246,714
Sharp Midco LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%^	9.398(c)	12/29/28	195	194,748

				441,462

Pipelines 0.3%

Prairie ECI Acquiror LP,
Initial Term Loan, 1 Month SOFR + 4.850%	10.072(c)	03/11/26	200	199,977

Real Estate 0.3%

Brookfield Property REIT, Inc.,
Initial Term B Loan, 1 Month SOFR + 2.600%	7.847(c)	08/27/25	249	247,776

See Notes to Financial Statements.

PGIM Credit Income Fund 19

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Real Estate Investment Trusts (REITs) 0.9%

Blackstone Mortgage Trust, Inc.,
Term B-4 Loan, 1 Month SOFR + 3.500%^	8.843%(c)	05/09/29	365	$360,437
Starwood Property Mortgage LLC,
Term Loan, 3 Month LIBOR + 3.000%	8.719(c)	07/26/26	249	248,583

				609,020

Retail 0.7%

Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.220(c)	03/06/28	254	254,122
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.206(c)	12/17/27	264	261,128

				515,250

Shipbuilding 0.4%

LSF11 Trinity Bidco, Inc.,
Term Loan^	— (p)	06/14/30	254	255,634

Software 1.8%

athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.250%	8.606(c)	02/15/29	279	278,011
Boxer Parent Co., Inc.,
Term Loan, 1 Month SOFR + 4.250%	9.580(c)	12/29/28	250	251,672
Bracket Intermediate Holding Corp.,
2023 Refinancing Term Loan, 1 Month SOFR + 5.000%	10.443(c)	05/08/28	250	249,688
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month SOFR + 4.114%	9.343(c)	12/01/27	250	250,742
Polaris Newco LLC,
First Lien Dollar Term Loan, 1 Month SOFR + 4.114%	9.343(c)	06/02/28	250	246,323

				1,276,436

Telecommunications 1.1%

Guardian US Holdco LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	9.348(c)	01/31/30	249	249,934
Patagonia Holdco LLC,
Initial Term Loan, 3 Month SOFR + 5.750%	11.142(c)	08/01/29	314	284,355
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	9.957(c)	05/30/30	264	259,106

				793,395

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Transportation 0.4%

Daseke Cos., Inc.,
Term Loan, 1 Month SOFR + 4.114%^	9.470%(c)	03/09/28	255	$254,362

TOTAL FLOATING RATE AND OTHER LOANS (cost $17,648,200)				17,710,596

RESIDENTIAL MORTGAGE-BACKED SECURITY 1.0%
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%) (cost $721,540)	8.371(c)	02/27/24	724	720,256

SOVEREIGN BONDS 1.7%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes	8.250	05/09/28	300	276,000
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, EMTN	3.875	02/16/26	300	244,594
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	5.875	10/17/31	EUR 400	394,938
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes	8.250	04/15/24	300	283,500

TOTAL SOVEREIGN BONDS (cost $1,169,257)				1,199,032

TOTAL LONG-TERM INVESTMENTS (cost $62,664,653)				63,503,491

			Shares

SHORT-TERM INVESTMENT 31.9%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (cost $22,668,219)(wb)			22,668,219	22,668,219

TOTAL INVESTMENTS 121.4% (cost $85,332,872)				86,171,710
Liabilities in excess of other assets(z) (21.4)%				(15,171,404)

NET ASSETS 100.0%				$71,000,306

See Notes to Financial Statements.

PGIM Credit Income Fund 21

Schedule of Investments (continued)

as of December 31, 2023

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

DAC—Designated Activity Company

EMTN—Euro Medium Term Note

GSI—Goldman Sachs International

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

TD—The Toronto-Dominion Bank

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,458,164 and 2.1% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/24	GSI	GBP	57	$72,369	$72,573	$—	$(204)
Expiring 01/12/24	TD	GBP	2,727	3,425,116	3,476,809	—	(51,693)
Euro,
Expiring 01/12/24	MSI	EUR	6,722	7,243,108	7,425,078	—	(181,970)
Expiring 01/12/24	MSI	EUR	967	1,045,315	1,068,240	—	(22,925)
Expiring 01/12/24	MSI	EUR	87	95,176	96,213	—	(1,037)

				$11,881,084	$12,138,913	$—	$(257,829)

See Notes to Financial Statements.

Credit default swap agreement outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000	%(Q)	7,178	3.562%	$401,659	$430,647	$28,988

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Credit Income Fund 23

Schedule of Investments (continued)

as of December 31, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$925,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$902,252	$—
Collateralized Loan Obligations	—	9,943,477	—
Commercial Mortgage-Backed Securities	—	1,864,621	—
Corporate Bonds	—	31,163,257	—
Floating Rate and Other Loans	—	16,252,432	1,458,164
Residential Mortgage-Backed Security	—	720,256	—
Sovereign Bonds	—	1,199,032	—
Short-Term Investment
Affiliated Mutual Fund	22,668,219	—	—

Total	$22,668,219	$62,045,327	$1,458,164

Other Financial Instruments*
Assets
Centrally Cleared Credit Default Swap Agreement	$—	$28,988	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(257,829)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Floating Rate and Other Loans
Balance as of 12/31/22	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	6,184
Purchases/Exchanges/Issuances	1,451,978
Sales/Paydowns	—
Accrued discount/premium	2
Transfers into Level 3*	—
Transfers out of Level 3*	—

Balance as of 12/31/23	$1,458,164

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$6,184

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

As of December 31, 2023, the aggregate value of Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers was $1,458,164. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Fund	31.9%
Collateralized Loan Obligations	14.0
Media	8.9
Oil & Gas	5.8
Entertainment	4.6
Chemicals	4.3
Retail	4.1
Commercial Services	4.0
Telecommunications	2.9
Banks	2.7
Commercial Mortgage-Backed Securities	2.6
Leisure Time	2.6
Transportation	2.3
Software	1.8

Sovereign Bonds	1.7%
Computers	1.7
Foods	1.5
Auto Parts & Equipment	1.4
Real Estate Investment Trusts (REITs)	1.4
Healthcare-Services	1.3
Engineering & Construction	1.3
Automobiles	1.3
Pharmaceuticals	1.2
Mining	1.2
Packaging & Containers	1.1
Residential Mortgage-Backed Security	1.0
Airlines	1.0
Advertising	0.9

See Notes to Financial Statements.

PGIM Credit Income Fund 25

Schedule of Investments (continued)

as of December 31, 2023

Industry Classification (continued):

Lodging	0.9%
Metal Fabricate/Hardware	0.8
Real Estate	0.7
Machinery-Diversified	0.7
Diversified Financial Services	0.7
Building Materials	0.7
Apparel	0.7
Insurance	0.7
Environmental Control	0.6
Electric	0.5
Agriculture	0.4
Auto Manufacturers	0.4
Holding Companies-Diversified	0.4

Energy-Alternate Sources	0.4%
Internet	0.4
Shipbuilding	0.4
Aerospace & Defense	0.3
Pipelines	0.3
Electronics	0.3
Household Products/Wares	0.3
Beverages	0.3

121.4
Liabilities in excess of other assets	(21.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and foreign exchange risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$28,988	*	—	$—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	257,829

		$28,988			$257,829

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$14,332

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$28,988
Foreign exchange contracts	(257,829)	—

Total	$(257,829)	$28,988

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

GSI	$—	$(204)	$(204)	$—	$(204)
MSI	—	(205,932)	(205,932)	—	(205,932)
TD	—	(51,693)	(51,693)	—	(51,693)

	$—	$(257,829)	$(257,829)	$—	$(257,829)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Credit Income Fund 27

Statement of Assets and Liabilities

as of December 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $62,664,653)	$63,503,491
Affiliated investments (cost $22,668,219)	22,668,219
Cash	5,518
Foreign currency, at value (cost $663,692)	666,162
Deposit with broker for centrally cleared/exchange-traded derivatives	925,000
Dividends and interest receivable	696,641
Due from Manager	575,936
Receivable for investments sold	655
Prepaid expenses and other assets	614,160

Total Assets	89,655,782

Liabilities

Payable for investments purchased	17,852,281
Accrued expenses and other liabilities	541,357
Unrealized depreciation on OTC forward foreign currency exchange contracts	257,829
Affiliated transfer agent fee payable	2,094
Due to broker—variation margin swaps	1,908
Distribution fee payable	7

Total Liabilities	18,655,476

Commitment and Contingencies (Note 3)	—

Net Assets	$71,000,306

Net assets were comprised of:
Common stock, at par	$2,818
Paid-in capital in excess of par	70,145,627
Total distributable earnings (loss)	851,861

Net assets, December 31, 2023	$71,000,306

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share, ($10,127 ÷ 402 shares of common stock issued and outstanding)	$25.19
Maximum sales charge (3.25% of offering price)	0.85

Maximum offering price to public	$26.04

Class C
Net asset value, offering price and redemption price per share,
($10,122 ÷ 402 shares of common stock issued and outstanding)	$25.19

Class Z
Net asset value, offering price and redemption price per share,
($70,980,057 ÷ 2,817,533 shares of common stock issued and outstanding)	$25.19

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Credit Income Fund 29

Statement of Operations

For the Period December 11, 2023* through December 31, 2023

Net Investment Income (Loss)

Income
Interest income	$182,983
Affiliated dividend income	106,363

Total income	289,346

Expenses
Management fee	44,699
Distribution fee(a)	7
Professional fees	398,000
Audit fee	87,500
Directors’ fees	44,000
Offering fees	27,464
Shareholders’ reports	20,000
Transfer agent’s fees and expenses (including affiliated expense of $2,094)(a)	10,200
Custodian and accounting fees	6,590
Miscellaneous	2,500

Total expenses	640,960
Less: Fee waiver and/or expense reimbursement(a)	(620,635)

Net expenses	20,325

Net investment income (loss)	269,021

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	4,111
Swap agreement transactions	14,332
Foreign currency transactions	(4,770)

13,673

Net change in unrealized appreciation (depreciation) on:
Investments	838,838
Forward currency contracts	(257,829)
Swap agreements	28,988
Foreign currencies	6,615

616,612

Net gain (loss) on investment and foreign currency transactions	630,285

Net Increase (Decrease) In Net Assets Resulting From Operations	$899,306

*	Commencement of operations.
(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z
Distribution fee	1	6	—
Transfer agent’s fees and expenses	50	50	10,100
Fee waiver and/or expense reimbursement	(137)	(137)	(620,361)

See Notes to Financial Statements.

Statement of Changes in Net Assets

December 11, 2023* through December 31, 2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$269,021
Net realized gain (loss) on investment and foreign currency transactions	13,673
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	616,612

Net increase (decrease) in net assets resulting from operations	899,306

Dividends and Distributions
Distributions from distributable earnings
Class A	(7)
Class C	(5)
Class Z	(47,433)

(47,445)

Tax return of capital distributions
Class A	(43)
Class C	(40)
Class Z	(312,475)

(312,558)

Fund share transactions
Net proceeds from shares sold	70,000,000
Net asset value of shares issued in reinvestment of dividends and distributions	360,003

Net increase (decrease) in net assets from Fund share transactions	70,360,003

Total increase (decrease)	70,899,306

Net Assets:
Beginning of period	101,000

End of period	$71,000,306

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Credit Income Fund 31

Financial Highlights

Class A Shares
December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.22
Total from investment operations	0.31
Less Dividends and Distributions:
Dividends from net investment income	—(c)
Tax return of capital distributions	(0.11)
Distributions from net realized gains	(0.01)
Total dividends and distributions	(0.12)
Net asset value, end of period	$25.19
Total Return(d):	1.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.75%(f)
Expenses before waivers and/or expense reimbursement	13.72%(f)
Net investment income (loss)	6.39%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads or redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.22
Total from investment operations	0.30
Less Dividends and Distributions:
Dividends from net investment income	—(c)
Tax return of capital distributions	(0.11)
Distributions from net realized gains	—(c)
Total dividends and distributions	(0.11)
Net asset value, end of period	$25.19
Total Return(d):	1.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.50%(f)
Expenses before waivers and/or expense reimbursement	14.47%(f)
Net investment income (loss)	5.65%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Credit Income Fund 33

Financial Highlights (continued)

Class Z Shares
December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.22
Total from investment operations	0.32
Less Dividends and Distributions:
Dividends from net investment income	(0.01)
Tax return of capital distributions	(0.11)
Distributions from net realized gains	(0.01)
Total dividends and distributions	(0.13)
Net asset value, end of period	$25.19
Total Return(c):	1.27%

Ratios/Supplemental Data:
Net assets, end of period (000)	$70,980
Average net assets (000)	$70,609
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50%(e)
Expenses before waivers and/or expense reimbursement	4.86%(e)
Net investment income (loss)	6.62%(e)
Portfolio turnover rate(f)	1%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.” The Fund elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. The Fund commenced operations on December 11, 2023.

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares.

The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the

PGIM Credit Income Fund 35

Notes to Financial Statements (continued)

Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Credit Income Fund 37

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

PGIM Credit Income Fund 39

Notes to Financial Statements (continued)

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of

PGIM Credit Income Fund 41

Notes to Financial Statements (continued)

Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Cash and Cash Equivalents: Cash represents cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. The Fund’s deposits are held at financial institutions with high credit-quality to minimize credit risk exposure. Cash equivalents consist of other highly liquid investments, such as money market funds. Cash and cash equivalents are carried at cost, which approximates fair value.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in

PGIM Credit Income Fund 43

Notes to Financial Statements (continued)

excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited ( collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended December 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.10% of average daily total managed assets	1.10%

“Total managed assets” means total assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding common shares and preferred shares issued by the Fund. For purposes of this calculation, average daily value of the Fund’s total managed assets is determined at the end of each month on the basis of the average value of the Fund’s total managed assets of the Fund for each day during the month.

The Manager has contractually agreed to waive its management fee until December 6, 2024, one year from the effective date of the Fund’s registration statement (the “Waiver Period”). Following the Waiver Period, the Manager will receive a Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets.

Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. As of December 31, 2023, under the ELRA, the amount eligible for potential recoupment is $575,936, expiring in 2026, for a total of $575,936.

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of: (i) the Management Fee, (ii) the distribution and servicing fee (the “Distribution and Service Fee”), (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%

PGIM Credit Income Fund 45

Notes to Financial Statements (continued)

Class	Gross Distribution Fee	Net Distribution Fee
C	1.00%	1.00%
Z	N/A	N/A

For the period ended December 31, 2023, PIMS did not receive any front-end sales charges resulting from sales of Class A shares. Additionally, for the period ended December 31, 2023, PIMS did not receive any early redemption fees resulting from redemptions of certain share classes.

PGIM Investments, PGIM, Inc., PGIM Limited, and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended December 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended December 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$62,244,883	$634,179

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the period ended December 31, 2023, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wb)
$—	$70,308,361	$47,640,142	$—	$—	$22,668,219	22,668,219	$106,363

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the reporting period ended December 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$47,445	$—	$312,558	$360,003

As of December 31, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$85,087,006	$956,724	$(100,861)	$855,863

The difference between GAAP and tax basis is primarily attributable to swap income accruals and mark-to-market of futures and forwards contracts.

PGIM Credit Income Fund 47

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Capital and Ownership

The Fund offers three classes of its common shares on a continuous basis: Class A Common Shares (“Class A Shares”), Class C Common Shares (“Class C Shares”), and Class Z Common Shares (“Class Z Shares”). The Fund may offer additional classes of its Common Shares in the future.

Class A Shares are subject to a sales load of up to 3.25% of the total offering price (including sales load). Class C Shares and Class Z Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

The Fund is authorized to issue an unlimited number of shares, $0.001 par value per share.

As of December 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned all of the outstanding shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	402	100.0%
C	402	100.0
Z	2,817,533	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	100.0%
Unaffiliated	—	—

Transactions in shares were as follows:

Share Class	Shares		Amount

Class A
Period ended December 31, 2023*:
Shares sold	400	**	$—
Shares issued in reinvestment of dividends and distributions	2		50

Net increase (decrease) in shares outstanding	402		$50

Class C
Period ended December 31, 2023*:
Shares sold	400	**	$—
Shares issued in reinvestment of dividends and distributions	2		45

Net increase (decrease) in shares outstanding	402		$45

Class Z
Period ended December 31, 2023*:
Shares sold	2,803,240	**	$70,000,000
Shares issued in reinvestment of dividends and distributions	14,293		359,908

Net increase (decrease) in shares outstanding	2,817,533		$70,359,908

*	Commencement of operations was December 11, 2023.
**

Includes seed capital. Prior to the Fund’s commencement of operations, the Fund was seeded with a capital investment from PGIM Strategic Investments, Inc., of $10,000, $10,000, and $81,000, respectively, in Class A, Class C and Class Z Common Shares.

Repurchase Offers: The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund may impose a redemption fee of 2.00% to Class A, Class C and Class Z Common Shares that are accepted for repurchase by the Fund and have been held by the investor for less than twelve months. For the reporting period ended December 31, 2023, the Fund did not engage in quarterly repurchase offers.

8.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

PGIM Credit Income Fund 49

Notes to Financial Statements (continued)

No History of Operations: The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks: Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with coronavirus (“COVID-19”) or other infectious disease outbreaks). International wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Repurchase Offers Risk: Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined.

Illiquid Investment Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Distributions Risk: There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders

PGIM Credit Income Fund 51

Notes to Financial Statements (continued)

because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk: In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Valuation Risk: The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadvisers with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Fixed Income Instruments Risk: In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

●

Issuer Risk: The value of the Fund’s fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

●

Interest Rate Risk: The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

●	Floating-Rate and Fixed-to-Floating-Rate Securities Risk: The market value of floating-rate securities is a reflection of discounted expected cash flows based on

PGIM Credit Income Fund 53

Notes to Financial Statements (continued)

expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

●

Prepayment Risk: During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

●

Extension Risk: During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

●

Reinvestment Risk: Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

●

Spread Risk: Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security held by the Fund widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

●

Credit Risk: Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

●

Below Investment Grade (High Yield or Junk Bond) Instruments Risk: The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default.

The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings.

Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks

PGIM Credit Income Fund 55

Notes to Financial Statements (continued)

are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

●

Distressed and Defaulted Obligations Risk: The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.

●

Subprime Risk: Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities.

●

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

Derivatives Risk: The Fund’s investments in derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

●

Counterparty Risk: The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased.

●	Currency Risk: The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Fund investment.

●

Leverage Risk: The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

●

Liquidity Risk: The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

●	Correlation Risk: The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular

PGIM Credit Income Fund 57

Notes to Financial Statements (continued)

market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.

●

Index Risk: If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●

Regulatory Risk: Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements have recently been phased in. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

●

Credit Default Swaps Risk: Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk: Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates special risks and considerations for Common Shareholders, including:

●	the likelihood of greater volatility of NAV of Common Shares than a comparable fund without leverage;

●

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

●

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and

●	leverage may increase expenses (which will be borne entirely by the Common Shareholders), which may reduce the Fund’s NAV and the total return to Common Shareholders.

Allocation of Investment Opportunities Risk: Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should

PGIM Credit Income Fund 59

Notes to Financial Statements (continued)

note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Non-U.S. Investment Risks: The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

“Covenant-Lite” Risk: Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Senior Debt Risk: The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Confidential Information Access Risk: In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Pursuant to applicable policies and procedures, PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

9.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of December 31, 2023 except as discussed below.

On January 2, 2024, PGIM Strategic Investments, Inc., an affiliate of the Manager, made an additional seed capital investment of $30 million in Class Z common shares.

On January 29, 2024, the Fund declared monthly dividends of $0.12651 per share for Class A, $0.11396 per share for Class C, and $0.13069 per share for Class Z, payable on January 31, 2024, to shareholders of record on January 30, 2024. The ex-date is January 31, 2024.

PGIM Credit Income Fund 61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PGIM Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Credit Income Fund (the “Fund”) as of December 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 11, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period December 11, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

For the year ended December 31, 2023, the Fund reports the maximum amount allowable but not less than 100.00% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended December 31, 2023 the Fund reports the maximum amount allowable but not less than 100.00% as interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Credit Income Fund 63

Other Information

Investment Objective

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s registration statement on Form N-2 that was declared effective by the SEC on December 6, 2023 that have not been approved by shareholders.

The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, across a wide array of credit markets, including corporate, mortgage, consumer and municipal credit markets, and employing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including but not limited to corporate debt (including, among other things, fixed-, variable- and floating-rate bonds and loans issued by U.S. or foreign (non-U.S.) corporations or other business entities); mortgage-related and other consumer-related instruments; collateralized debt obligations, including, but not limited to, collateralized loan obligations; municipal bonds; and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers (including developed and emerging market issuers). The Fund may invest in any sector, market or region without limit, subject to compliance with applicable law. The Fund has flexibility to actively adjust allocations over time while adapting to the market and economic environment without any explicit duration target or liquidity limitations. The Fund intends to invest without limit in both investment grade debt securities and in below investment grade debt securities (which are commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers.

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities (the “80% policy”).

For purposes of the 80% policy, debt instruments may include, without limitation, bonds, debt securities and other similar instruments of varying maturities, issued by various U.S. and foreign (non-U.S.) public or private-sector entities; asset-backed securities issued on a public or private basis (including, but not limited to, agency and non-agency residential mortgage-backed securities and commercial mortgage-backed securities, adjustable rate mortgage-backed securities, mortgage-pass through securities, privately issued mortgage-related securities, stripped mortgage securities, collateralized bond obligations, collateralized loan obligations, collateralized debt obligations, collateralized mortgage obligations, CMO residuals, multi-class pass-through securities and other similarly structured securities); corporate debt securities (including, among other things, fixed-, variable- and floating-rate bonds and loans issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers); securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); bank loans (including, among others, senior and second lien loans, mezzanine loans, bridge loans, delayed funding loans, revolving credit facilities, covenant-lite obligations and loan participations and assignments); inverse floaters; and loans held and/or originated by private financial institutions or PGIM, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans).

The Fund will not change its 80% policy without providing sixty (60) days’ notice to shareholders, as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”).

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders since the Fund’s registration statement on Form N-2 that was declared effective by the SEC on December 6, 2023.

Principal Risk Factors

There have been no material changes to the principal risk factors since each Fund’s registration statement on Form N-2 that was declared effective by the SEC on December 6, 2023.

Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on his or her investment or that a shareholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund.

Investors should consider carefully the following principal risks before investing in the Fund:

No History of Operations. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

PGIM Credit Income Fund 65

Other Information (continued)

General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with coronavirus or other infectious disease outbreaks). International wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Repurchase Offers Risk. Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the

Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined.

Illiquid Investment Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s

PGIM Credit Income Fund 67

Other Information (continued)

NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Valuation Risk. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadvisers with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Loans Risk. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

Loan Origination Risk. The Subadvisers will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Subadvisers and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action. Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. A Subadviser may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

●

Issuer Risk. The value of the Fund’s fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

PGIM Credit Income Fund 69

Other Information (continued)

●

Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

●

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

●

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

●

Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

●

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security held by the Fund widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

●

Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default.

PGIM Credit Income Fund 71

Other Information (continued)

The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings

Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Distressed and Defaulted Obligations Risk. The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.

Subprime Risk. Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities.

Inflation Risk. Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

Derivatives Risk. The Fund’s investments in derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

●

Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased.

●	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Fund investment.
●	Leverage Risk. The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated

PGIM Credit Income Fund 73

Other Information (continued)

with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

●

Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

●

Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.

●

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●

Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements have recently been phased in. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

●

Credit Default Swaps Risk. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk. Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates special risks and considerations for Common Shareholders, including:

●	the likelihood of greater volatility of NAV of Common Shares than a comparable fund without leverage;
●

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

●

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and
●	leverage may increase expenses (which will be borne entirely by the Common Shareholders), which may reduce the Fund’s NAV and the total return to Common Shareholders.

PGIM Credit Income Fund 75

Other Information (continued)

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Non-U.S. Investment Risks. The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

“Covenant-Lite” Risk. Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Privately Issued Mortgage-Related Securities Risk. There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Senior Debt Risk. The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Confidential Information Access Risk. In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive material, non-public

PGIM Credit Income Fund 77

Other Information (continued)

information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Pursuant to applicable policies and procedures, PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Private Placements Risk. A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, including Rule 144A securities, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Portfolio Management

Richard Piccirillo, Tyler Thorn, Edwin Wilches and Brian Juliano of PGIM Fixed Income are primarily responsible for management of the Fund.

More Information

For a complete list of the Fund’s fundamental policies and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on December 6, 2023. The Fund’s fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM CREDIT INCOME FUND

PGIM Private Credit Income Fund, a Delaware statutory trust (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Trustees on its common shares of beneficial interest (the “Common Shares”):

1. Unless a shareholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Trustees shall be payable in Common Shares of the Fund, and no action shall be required on such shareholder’s part to receive a Distribution in Common Shares.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Trustees to shareholders of record at the close of business on the record date(s) established by the Board of Trustees for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Shares acquired pursuant to the Plan for each shareholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of shareholders such as banks, brokers or nominees that hold the Common Shares of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified by the record shareholders as representing the total amount registered in such shareholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized Common Shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Shares issued to a shareholder under the Plan. All Common Shares purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Shares pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond

PGIM Credit Income Fund 79

Other Information (continued)

the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A shareholder may, however, elect to receive Distributions in cash. To exercise this option, such shareholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Trustees for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) of Common Shares of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Common Shares issued pursuant to the Plan will have the same voting rights as the Common Shares issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to the Plan Administrator at Prudential Mutual Fund Services LLC, PO Box 534432, Pittsburgh, PA 15253-4432 or by calling the Plan Administrator at (800) 225-1852. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Shares as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the terminating

Participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: September 28, 2023

PGIM Credit Income Fund 81

TRUSTEES AND OFFICERS (unaudited)

The Fund’s Board of Trustees (the “Board of Trustees” or the “Board” and the members thereof, the “Trustees”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the trustees of investment companies by the Investment Company Act and applicable Delaware law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board of Trustees and officers is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Trustees.” Trustees who are not deemed to be Independent Trustees are referred to as “Interested Trustees.”

The Fund’s executive officers are elected by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Biographical Information of the Board of Trustees. Certain biographical and other information relating to the Trustees of the Fund is set out below.

Independent Trustees

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Morris L. McNair, III 1968 Trustee Portfolios Overseen: 27

Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019–Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019–Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010–2019); formerly, Investment Professional, Silver Point Capital (2007–2009); formerly, Senior Managing Director at CIT (2001–2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993–2001).

Formerly, Director, Lease Corporation of America (2013–2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017–2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016–2019); formerly, Director, NOW Account Network Corporation (2014–2019); formerly, Director, HPF Service (Chairman) (2013–2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015–2018); formerly, Director, Ygrene Energy Fund (2014–2018).

Since September 2023

PGIM Credit Income Fund

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Mary Lee Schneider 1962 Trustee Portfolios Overseen: 27

Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015–2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012–2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992–2012); formerly, McGraw Hill’s Business Week Magazine (1987–1992); formerly, Time Warner (1985–1987).

Independent Director, SGS & Co. (a global brand agency) (2023-Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, healthcare, sports/ entertainment and technology investments) (2015-Present); Trustee, Penn State University’s Board of Trustees (2015-Present); Member, Penn State Investment Council; Member/Co-Chair, Mercy Home for Boys & Girls’ Leader Council (since 2014-Present).

Since September 2023

Thomas M. Turpin 1960 Trustee and Chairperson Portfolios Overseen: 27

Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013–2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002–2010); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000–2001); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982–1993).

Formerly, Director-Old Mutual Asset Management Trust Co. (2009–2010); formerly, Trustee-Old Mutual Advisors Fund II (2008–2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004–2010).

Since September 2023

Visit our website at pgim.com/investments

Interested Trustee

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Trustee & Vice President Portfolios Overseen: 128

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President (since September 2022 of the PGIM Private Credit Fund; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003–2006).

		None	Since September 2023

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Stuart S. Parker 1962 President and Principal Executive Officer

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (PEO) (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; President and Principal Executive Officer (PEO) (since March 2022) of the PGIM Private Real Estate Fund, Inc.; President and Principal Executive Officer (PEO) (since September 2022) of PGIM Private Credit Fund; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005–December 2011); Investment Company Institute - Board of Governors (since May 2012).

Since September 2023

PGIM Credit Income Fund

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund, Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since September 2023

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc., Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since September 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since September 2023

Visit our website at pgim.com/investments

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since September 2023

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since September 2023

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since September 2023

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary for PGIM Credit Income Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc. and PGIM Rock ETF Trust (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since September 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of PGIM Investments (since May 2023); Assistant Secretary for PGIM Credit Income Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc. and PGIM Rock ETF Trust (since September 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since September 2023

PGIM Credit Income Fund

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since September 2023

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Credit Income Fund and PGIM Rock ETF Trust (since September 2023); Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019-March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 - July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since September 2023

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since September 2023

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Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since September 2023

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund.; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration;, formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since September 2023

(a)	Excludes Mr. Benjamin, Interested Trustee of the Fund, who also serves as Vice President of the Fund. See biography above.

Explanatory Notes to Tables:

° Trustees are deemed to be “interested,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC (“PGIM Investments”) and/or an affiliate of PGIM Investments.

° Unless noted otherwise, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

° “Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.

° “Portfolios Overseen” includes the Fund and all investment companies managed by PGIM Investments LLC as of December 31, 2023. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM Rock ETF Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust (together, the “Fund Complex”).

° As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Credit Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustee (the “Board” or the “Trustees”) of PGIM Credit Income Fund (the “Fund”) consists of four individuals, three of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act, the Board considered the proposed management agreement (the “Management Agreement”) between the Fund and PGIM Investments LLC (the “Manager”) and the proposed subadvisory agreement (“Subadvisory Agreement”) between the Manager, PGIM, Inc. and PGIM Limited (together with PGIM, Inc., the “Subadvisers”) with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Trustees who are not “interested persons” of the Fund as such term is defined in the 1940 Act (the “Independent Trustees”), met on September 28, 2023 (the “Meeting”) and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadvisers; any relevant comparable performance and the Subadvisers’ qualifications and track record in serving other affiliated funds that utilize an investment strategy; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadvisers under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the Meeting. The Board also considered information provided by the Manager and the Subadvisers with respect to other funds managed by the Manager and the Subadvisers, as applicable. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadvisers, which will

PGIM Credit Income Fund

Approval of Advisory Agreements (continued)

serve as the Fund’s Subadvisers pursuant to the terms of a subadvisory agreement, are appropriate in view of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadvisers, as well as the provision of fund recordkeeping, compliance and other services to the Fund. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Trustees of the Fund who are affiliated persons of the Manager. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadvisers and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) with respect to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services to be provided by the Manager under the management agreement with the Fund.

With respect to the Subadvisers, the Board noted that it had received and considered information about the Subadvisers at the Meeting. The Board considered, among other things, the qualifications, background and experience of the Subadvisers’ portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadvisers’ organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the CCO with respect to the Subadvisers. The Board noted that it was satisfied with the nature, quality and extent of services to be provided by the Subadvisers. The Board noted that the Subadvisers are affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Although each Subadviser does not believe that any of the other investment strategies that it manages are directly comparable to the Fund, the Subadvisers provided the performance of other core plus funds to illustrate their investment philosophy and process and investment capabilities.

The Board concluded that the Subadvisers had the experience and capabilities to manage the Fund in accordance with its investment objective and policies.

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Fee Rates

The Board considered the proposed management fees of 1.10% of the Fund’s average daily value of the Fund’s total managed assets to be paid by the Fund to the Manager (the Management Fee). The Board also considered that the Manager has contractually agreed to waive its entire Management Fee for one year from the effective date of the Fund’s registration (the Waiver Period). The Board noted that the longer an investor holds common shares during this period, the longer such investor will receive the benefit of this Waiver Period. Following the Waiver Period, the Manager will receive a Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets.

The Board also considered the subadvisory fee, noting that it will be paid to the Subadvisers by the Manager and not by the Fund and that under the proposed Subadvisory Agreement, the Manager will be responsible for paying the Subadvisers a monthly fee at the annual rate of 0.66% of the average daily value of the Fund’s total managed assets (the Subadvisory Fee). The Board considered that like the Manager, the Subadvisers have contractually agreed to waive their entire Subadvisory Fee for the duration of the Waiver Period. Effective at the expiration of the Waiver Period, the Subadvisers’ agreement to temporarily waive its Subadvisory Fee will terminate and the Subadvisers will receive a Subadvisory Fee at an annual rate of 0.66% of the average daily value of the Fund’s total managed assets.

The Board took into account the estimated total expenses of the Fund and noted that the Manager had agreed to limit certain expenses of the Fund for the first three years of the Fund’s operations.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed.

The Board took into account that the Manager and Subadvisers had agreed to waive their respective fees during the Fund’s initial period of operations and that the Manager also had agreed to limit certain Fund expenses for the Fund’s first three years of operations, and noted that such waiver and expense limitations would have an adverse effect on the Manager’s and Sub-Adviser’s respective profitability during the initial periods of the Fund’s operations. The Board noted that the Manager had, at the request of the Board, provided information regarding the profitability of the Manager’s investment advisory business in the aggregate.

PGIM Credit Income Fund

Approval of Advisory Agreements (continued)

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board took into account that the Manager and Subadvisers had agreed to waive their fees under the agreements for the Fund’s initial period of operations.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadvisers. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to other funds.

After consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

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US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice, except for Assurance IQ, and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

●	Name
●	Address, email address, telephone number, and other contact information
●	Employment and occupation, demographic, income, and financial information
●	Social Security Number
●	Transaction history
●	Medical information for insurance applications
●	Consumer reports from consumer reporting agencies
●	Participant information from organizations that purchase products or services from us for the benefit of their members or employees
●	Video and audio recordings, and biometric data
●	Information gathered from your internet or network activity

Using Your Information

We use your personal information for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you and administrating your account or policy
●	Business research and analysis
●	Data analytics, modeling (such as predictive modeling), and the deployment of automated tools
●	Marketing products and services of Prudential and other companies that may interest you
●	Detecting and preventing identity theft, fraud, or misuse of your accounts
●	As required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies in which you may be interested. Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that company. We will not share your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

We may also share consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

If, after 2016, you told us not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

Please note that you are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies

Prudential Insurance Agency, LLC; Assurance IQ, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC; PGIM Wadhwani, LLP

Bank and Trust Companies

Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2024

D6021

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov.

TRUSTEES

Morris L. McNair III • Mary Lee Schneider • Thomas M. Turpin • Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Elyse M. McLaughlin, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Credit Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CREDIT INCOME FUND

SHARE CLASS	A	C	Z

NASDAQ	PGIZX	PGAJX	PGIWX
CUSIP	69434A207	69434A306	69434A108

MF253E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Morris L. McNair, III, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period ended December 31, 2023, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal period ended December 31, 2023, PwC billed the Registrant $95,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

The Registrant commenced operations on December 11, 2023, therefore no information is available prior to the fiscal period ended December 31, 2023.

(b) Audit-Related Fees

For the fiscal period ended December 31, 2023: none.

For the fiscal year ended December 31, 2022: not applicable

(c) Tax Fees

For the fiscal period December 31, 2023: none.

For the fiscal year ended December 31, 2022: not applicable

(d) All Other Fees

For the fiscal period December 31, 2023: none.

For the fiscal year ended December 31, 2022: not applicable

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period ended December 31, 2023 was $0. For the fiscal year ended December 31, 2022: not applicable

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Morris L. McNair, III (Chair), Mary Lee Schneider, and Thomas M. Turpin.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PGIM Fixed Income

PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

As of December 31, 2023, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Richard Piccirillo is a Managing Director and one of the co-heads on the Multi-Sector Team at PGIM Fixed Income. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Tyler Thorn is a Principal and a portfolio manager on the Multi-Sector Team at PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.

Edwin Wilches, CFA, is a Managing Director and Co-Head of PGIM Fixed Income’s Securitized Products team. Mr. Wilches is also a portfolio manager for dedicated CLO Tranche portfolios as well other dedicated securitized products funds. Mr. Wilches oversees securitized product security selection across the firm’s multi-sector, investment grade, high yield, LDI, money market and general account strategies. He plays an active leadership role in PGIM’s Racial Equity Initiative via participation in multiple workstreams, and is a member of the Latinx Executive Leadership Team for both PGIM and PGIM Fixed Income. Mr. Wilches is an active member in multiple trade associations across the US and European markets seeking to represent our client’s best interests and to help promote a functioning market structure. Prior to assuming his current responsibilities, Mr. Wilches was responsible for managing and trading the Firm’s investments in CLO tranches, supporting the Dryden CLO platform’s business development and investor relations efforts, and analyzing off-the-run alternative fixed income opportunities. Earlier, Mr. Wilches was a member of PGIM Fixed Income’s CDO analyst team, Business and Product Development Team and Fixed Income Operations team. Mr. Wilches joined the Firm in 2003. He received a BA in Economics from Rutgers University and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Juliano is a Managing Director and Head of the U.S. Leveraged Loan Team for PGIM Fixed Income. He is also the Co-Head of PGIM Fixed Income’s U.S. CLO business and is a portfolio manager for the Firm’s investments in CLO tranches. Before joining the Bank Loan Team in 2003, Mr. Juliano was a CDO analyst and member of the CDO Business Team for the Firm and a manager in financial analysis in the Finance Group, where he was responsible for the finance function of various investment subsidiaries. Mr. Juliano joined the Firm in 2000. Previously, he was a consultant at Deloitte & Touche, where he worked on investment strategy and tax compliance of high net worth individuals. Mr. Juliano received a BS in Finance and an MBA in Finance and Accounting from New York University.

Other Accounts Managed by the Portfolio Managers. The following table sets forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2023.

The following table identifies, as of December 31, 2023: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Richard Piccirillo

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	52	$ 96,249,834,073	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	26	$ 37,917,750,285	1	$ 59,215,571
Other Accounts	140	$ 73,112,408,179	7	$ 3,406,285,221

Tyler Thorn

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	42	$ 88,732,437,825	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	18	$ 26,490,122,265	1	$ 59,215,571
Other Accounts	105	$ 56,544,772,339	2	$ 487,088,247

Edwin Wilches

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	59	$ 34,649,167,129	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	38	$ 15,975,664,325	2	$ 19,884,784
Other Accounts	249	$ 48,749,094,557	13	$ 702,899,701

Brain Juliano

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	29	$ 17,100,301,963	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	71	$ 29,831,354,610	1	$ 220,661,103
Other Accounts	118	$ 21,374,981,206	3	$ 296,391,019

Compensation and Conflicts Disclosure:

PGIM, Inc.

Compensation

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;
●	the number of investment professionals receiving a bonus and related peer group compensation;

●	financial metrics of the business relative to those of appropriate peer groups; and
●	investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this annual report, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

●	elimination of the conflict;
●	disclosure of the conflict; or
●	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts -PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-

seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●

Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

●

Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

●

Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

●

Investment at different levels of an issuer’s capital structure - There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●

Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

●

Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s consent. In some cases, when such a client requests additional information prior to giving its consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●

Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

●

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●

PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

●

Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

●

Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

●

Conflicts Related to Co- investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

●

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

●

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption

●

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

●

Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

●

PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:

●

Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

●

To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●

Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

●

At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

●

In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

●

PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, unless otherwise instructed by clients, fees are calculated from custodian and/or administrator pricing and not our internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by one or both of our co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Credit Income Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 26, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	February 26, 2024